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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                          -------------


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                          June 30, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


MARYLAND                 1-13136             16-1455126
(State or other          (Commission         (I.R.S. Employer
jurisdiction             file number)        Identification
of incorporation
or organization Number)


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-
4900







                         Not applicable
  (Former name or former address, if changed since last report)


                              Consecutive No. Page 1 of ___
                              Exhibit Index at Page ___

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                HOME PROPERTIES OF NEW YORK, INC.

                         CURRENT REPORT
                           ON FORM 8-K

Item 2.  Acquisition of Assets.

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership purchased, in unrelated transactions, two multifamily residential properties and in a third transaction purchased three additional multifamily residential properties. Collectively and together with the acquisition of 1600 East Avenue, which was described on a Current Report on Form 8-K filed on October 3, 1997, these acquisitions are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on Form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder, directly and indirectly through Home Properties Trust in which the Company holds 100% of the beneficial interests, of approximately sixty-five percent of the limited partnership interests in the Operating Partnership.

Woodgate Place Apartments. On June 30, 1997, the Operating Partnership acquired all of the equity interests in Erie Partner, LLC, the owner of a 120 unit community (including 64 townhouse units) located in the Rochester, New York suburb of Spencerport. The purchase price of $4.25 million was paid in part by assumption of a loan secured by the property having a principal balance of approximately $3.5 million, bearing interest at 7.865% and maturing on January 1, 2007. The balance of the purchase price was financed under the Operating Partnership's line of credit then in place, which bore interest at 175 basis points over the 30-day LIBOR rate. Woodgate Place is approximately 25 years old and was about 95% occupied at the time of the acquisition. The interests in Erie Partners, L.L.C. were formerly owned by Robert B. Medina and G. Frederick Dunn.

Mid-Island Estates. On July 1, 1997, the Operating Partnership acquired Mid-Island Estates, a 232 unit apartment community located in Bay Shore on Long Island, New York, Mid-Island Estates was constructed between 1961 and 1966 and was approximately 97% occupied at the time of acquisition. The community was purchased from Mid-Island Limited Partnership. The purchase price of $10,650,000 was paid in part by assumption of the existing financing secured by the property. That financing had an approximate principal balance of $6.7 million, bears interest at fixed rates ranging from 7.25% to 7.75% and matures on May 1, 2006. The balance of the purchase price was financed under the Operating Partnership's line of credit described above,

Palumbo Portfolio.  On October 16, 1997, the Operating
Partnership acquired three communities containing in the aggregate 452 apartment units and located in the Buffalo suburbs of Tonawanda and Amherst. The communities were purchased from Anthony M. and Daniel Palumbo for an aggregate consideration of $11.3 million. The three acquired

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properties were Tranquillity Estates (324 units in Tonawanda, New
York to be renamed Paradise Lane Apartments at Raintree Island), Emerson Drive Apartments (96 units in Amherst, New York, to be renamed Emerson Square) and Colvin Apartments (32 units in Tonawanda, New York to be renamed Fairways Apartments). The properties have an average age of 26 years and were approximately 80% occupied at closing. The purchase price was financed under the Operating Partnership's new $50 million unsecured line of credit, which bears interest at LIBOR plus 125 basis points or at an alternate rate acceptable to the Operating Partnership and the lender and which was 6.875% at the time of this acquisition.

None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer. The properties were all previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the business acquired:

               Financial statements for the interests and properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          b.  Pro Forma Financial Information:

               Pro forma Financial Statements of the Company reflecting the interests and properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          c.  Exhibits:

                    Exhibit 2.1 - Agreement among Home Properties of
               New York, L.P.      and Erie Partners, L.L.C.
               relating to Woodgate Place Apartments, together with Amendment No. 1

                    Exhibit 2.2 - Agreement among Home Properties of
               New York, L.P. and Mid-Island Limited Partnership relating to Mid-Island Estates, together with Amendment No. 1

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                    Exhibit 2.3 - Purchase and Sale Agreement among
               Home Properties of New York, L.P. and Anthony M.
               Palumbo and Daniel Palumbo

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

               Date:  October 30, 1997



               By:  /s/ David P. Gardner
                    ----------------------------
                    David P. Gardner
                    Vice President
                    Chief Financial Officer and
                    Treasurer


               Date:  October 30, 1997



               By:  /s/ Norman Leenhouts
                    ----------------------------
                    Norman Leenhouts
                    Chairman of the Board of Directors
                    Co-Chief Executive Officer and Director



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                HOME PROPERTIES OF NEW YORK, INC.

                          EXHIBIT INDEX

                                                  Location
                                                  --------------
----

Exhibit 2.1

Agreement among Home Properties of New York, L.P.
and Erie Partners, L.L.C. relating to Woodgate
Place Apartments, together with Amendment No. 1   Pages __ to __

Exhibit 2.2

Agreement among Home Properties of New
York, L.P. and Mid-Island Limited Partnership
relating to Mid-Island Estates, together with
Amendment No. 1                                   Pages __ to __

Exhibit 2.3

Purchase and Sale Agreement among Home
Properties of New York, L.P. and Anthony
M. Palumbo and Daniel Palumbo                     Pages __ to __



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